UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 22, 2008

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cleveland-Cliffs Inc published a news release on August 22, 2008 as follows:

CLEVELAND-CLIFFS ANNOUNCES SPECIAL MEETING TO VOTE
ON PROPOSED CONTROL SHARE ACQUISITION

Board Unanimously Recommends Shareholders to Vote AGAINST Authorization
of Control Share Acquisition

CLEVELAND – Aug. 22, 2008 – Cleveland-Cliffs Inc (NYSE: CLF), which will be renamed Cliffs Natural Resources in the coming months, today announced a special meeting of shareholders to vote on a proposed control share acquisition by one of its shareholders.

Cleveland-Cliffs indicated that, by issuing today’s announcement, it is fulfilling its obligation to do so under Ohio law. The shareholder provided the Company an acquiring person statement indicating that the shareholder is seeking shareholder approval under Ohio law to acquire, in the aggregate, more than one-fifth but less than one-third of Cleveland-Cliffs’ outstanding voting securities. The acquiring person statement further indicates that the shareholder proposes to make any such acquisitions in one or more open market purchases or block trades.

Cleveland-Cliffs noted approval of the proposed control share acquisition requires:

• The affirmative vote of the holders of a majority of Cleveland-Cliffs' voting power entitled to vote in the election of directors represented in person or by proxy at the Special Meeting; and

• The affirmative vote of the holders of a majority of Cleveland-Cliffs' voting power entitled to vote in the election of directors represented in person or by proxy at the Special Meeting, excluding the voting power of "Interested Shares" as defined under Ohio law. "Interested Shares" include shares owned by the investor filing the acquiring person statement, shares owned by officers of Cleveland-Cliffs elected or appointed by the Board of Directors, and shares in excess of certain dollar or volume thresholds acquired during the period beginning Aug. 14, 2008 and Sept. 2, 2008, the record date.

The Cleveland-Cliffs shareholder meeting to vote on the proposed control share acquisition will take place on Oct. 3, 2008. A record date of Sept. 2, 2008 has been set and is included in the preliminary proxy statement, which was filed today with the Securities and Exchange Commission.

After careful consideration, including a thorough review of the Ohio Control Share Acquisition Statute with Cleveland-Cliffs’ independent financial and legal advisors and consultation with Cleveland-Cliffs’ management, the Cleveland-Cliffs Board of Directors unanimously determined that the Ohio Control Share Acquisition is not in the best interests of Cleveland-Cliffs shareholders. Shareholders are urged to read the reasons for this recommendation, which are included in the "Recommendation by Cleveland-Cliffs’ Board of Directors" section of the preliminary proxy statement.

ACCORDINGLY, THE CLEVELAND-CLIFFS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CLEVELAND-CLIFFS SHAREHOLDERS VOTE AGAINST AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

ABOUT CLEVELAND-CLIFFS INC
Cleveland-Cliffs Inc, headquartered in Cleveland, Ohio, is an international mining company, the largest producer of iron ore pellets in North America and a major supplier of metallurgical coal to the global steelmaking industry. The Company operates six iron ore mines in Michigan, Minnesota and Eastern Canada, and three coking coal mines in West Virginia and Alabama. Cliffs also owns 85% of Portman Limited, a large iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore. In addition, the Company has a 30% interest in the Amapá Project, a Brazilian iron ore project, and a 45% economic interest in the Sonoma Project, an Australian coking and thermal coal project.

To be added to Cleveland-Cliffs’ e-mail distribution list, please click on the link below:
http://www.cpg-llc.com/clearsite/clf/emailoptin.html

News releases and other information on the Company are available on the Internet at:
http://www.cleveland-cliffs.com or www.cleveland-cliffs.com/Investors/Pages/default.aspx?b=1041&1=1

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995
A number of the matters discussed in this document are not historical or current facts and deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the new company in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of Cleveland-Cliffs and Alpha and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Cleveland-Cliffs’ and Alpha’s respective reports filed with the SEC, including each company’s annual report on Form 10-K for the year ended December 31, 2007. This document speaks only as of its date, and Cleveland-Cliffs disclaims any duty to update the information herein.

Additional Information and Where to Find It
In connection with the proposed control share acquisition, Cleveland-Cliffs has filed a preliminary proxy statement with the SEC. SHAREHOLDERS OF CLEVELAND-CLIFFS ARE ENCOURAGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONTROL SHARE ACQUISITION. The final proxy statement will be mailed to shareholders of Cleveland-Cliffs. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, from Cleveland-Cliffs Inc, Investor Relations, 1100 Superior Avenue, Cleveland, Ohio 44114-2544, or call (216) 694-5700.

Participants in Solicitation
Cleveland-Cliffs and its directors and executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed control share acquisition. Information concerning Cleveland Cliffs’ directors and executive officers is available in the Form 10-K filed with the SEC on February 29, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials filed with the SEC. Investors should read the proxy statement carefully before making any voting or investment decisions.

Contact Information:
Steve Baisden
Director, Investor Relations
and Corporate Communications
Cleveland-Cliffs Inc
216/694-5280
srbaisden@cleveland-cliffs.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

August 22, 2008	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary